UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 30, 2018
Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	000-12307	87-0189025
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One South Main, 11th Floor, Salt Lake City, Utah 84133
(Address of principal executive offices) (Zip Code)
(801) 844-7637
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As discussed below, effective September 30, 2018, Zions Bancorporation, National Association (formerly named ZB, National Association), a banking association organized under the laws of the United States (the “Bank”), became the successor issuer to Zions Bancorporation, a Utah corporation (the “Predecessor”).
This Current Report on Form 8-K is being filed for the purpose of establishing the Bank as the successor issuer of the Predecessor pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose information required to be disclosed on Form 8-K with respect to the Predecessor prior to the Effective Time (as defined below) and the Bank as of the Effective Time.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On September 30, 2018, the Predecessor completed its previously announced internal reorganization to streamline and simplify its corporate structure (the “Restructuring”) pursuant to which the Predecessor merged with and into the Bank, with the Bank continuing as a publicly-traded company. The Restructuring was consummated pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 10, 2018 (the “Merger Agreement”), by and between the Predecessor and the Bank. The Merger Agreement was approved by the holders of the Predecessor Common Stock (as defined below) at a special meeting held on September 14, 2018.
At the effective time of the Restructuring (the “Effective Time”), (i) the outstanding shares of the Predecessor’s common stock, without par value (the “Predecessor Common Stock”), Series A preferred stock, without par value, Series G preferred stock, without par value, Series H preferred stock, without par value, Series I preferred stock, without par value, and Series J preferred stock, without par value, were automatically cancelled and ceased to exist and were converted into an equal number of shares of the Bank’s common stock, par value $0.001 per share (the “Bank Common Stock”), Series A preferred stock, without par value Series G preferred stock, without par value, Series H preferred stock, without par value (collectively, the “Bank Series A, G and H Preferred Stock”), Series I preferred stock, without par value, and Series J preferred stock, without par value, respectively, and (ii) each of the Predecessor’s outstanding warrants to purchase Predecessor Common Stock was converted automatically into a warrant to purchase Bank Common Stock upon the same terms applicable to the Predecessor’s outstanding warrants immediately prior to the Restructuring.
In connection with the Restructuring, the Bank changed its name from “ZB, National Association” to “Zions Bancorporation, National Association.”
Upon consummation of the Restructuring, the Bank Common Stock, depositary shares representing shares of the Bank Series A, G and H Preferred Stock, the warrants to purchase Bank Common Stock and the 6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028 (the “2028 Notes”) issued and outstanding under the Subordinated Notes Indenture (as defined below) were deemed to be registered under Section 12(b) of the Exchange Act, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the Bank is the successor issuer to the Predecessor.
As a banking association organized under the laws of the United States that is not a member of the Federal Reserve System, the Bank will continue to be subject to regulation and supervision by the Office of the Comptroller of the Currency (the “OCC”). The Predecessor, prior to the Effective Time, was subject to regulation and supervision by the Board of Governors of the Federal Reserve as a bank holding company.
The Bank Common Stock, as well as depositary shares representing shares of the Bank Series A, G and H Preferred Stock, the warrants to purchase Bank Common Stock and the 2028 Notes, are registered or deemed registered under the Exchange Act, which vests the OCC with the power to administer and enforce certain sections of the Exchange Act applicable to banks such as the Bank. The Bank will be required to file with the OCC annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K required by Section 13 of the Exchange Act, proxy materials required by certain provisions of Section 14 of the Exchange Act and other business and financial information required by the Exchange Act. Additionally, the Bank’s executive officers and directors intend to file Section 16 forms in respect of certain acquisitions and dispositions of Bank equity securities and will be subject to the prohibition on short-swing profits of Section 16 of the Exchange Act. The Bank intends to make such filings with the SEC as a “voluntary filer” following the Restructuring.
In connection with the Restructuring, as of the Effective Time, the Bank assumed all of the Predecessor’s rights and obligations under each of its equity incentive plans, equity compensation plans, and other compensation plans, including those in which its named executive officers may participate, and any subplans, appendices or addendums thereto (collectively, the “Plans”). Outstanding equity-based awards with respect to Predecessor Common Stock under the Plans were converted to equity-based awards with respect to Bank Common Stock. At the Effective Time, the Plans and award agreements governing the equity-based awards under the Plans, and any provision of any other compensatory plan, agreement or arrangement providing for the grant or issuance of shares of Predecessor Common Stock, were automatically deemed to be amended to the extent necessary or appropriate to provide that references to the Predecessor in such awards, documents and provisions will be read to refer to the Bank and references to shares of Predecessor Common Stock in such awards, documents and provisions will be read to refer to shares of Bank Common Stock.
The Second Amended and Restated Articles of Association and the Amended and Restated Bylaws of the Bank as of the Effective Time are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.
The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The Bank has entered into a second supplemental indenture, dated as of September 30, 2018 (the “Second Supplemental Indenture”), with the Predecessor and The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States (as successor in interest to J.P. Morgan Trust Corporation, National Association) (“BNYM”), as Trustee. By the terms of the Second Supplemental Indenture, the Bank assumed the due and punctual payment of the principal of (and premium, if any) and interest on all of the Predecessor’s 4.50% Senior Notes due June 13, 2023 and the performance or observance of every covenant of the indenture, dated as of September 10, 2002, as supplemented by the first supplemental indenture, dated as of April 21, 2014 on the part of the Predecessor to be performed or observed.
The Bank has entered into a fourth supplemental indenture, dated as of September 30, 2018 (the “Fourth Supplemental Indenture”), with the Predecessor and BNYM, as Trustee. By the terms of the Fourth Supplemental Indenture, the Bank assumed the due and punctual payment of the principal of (and premium, if any) and interest on all of the Predecessor’s 5.65% Fixed-to-Floating Rate Subordinated Notes due November 15, 2023 and 6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028 and the performance or observance of every covenant of the indenture, dated as of September 10, 2002, as supplemented by the First Supplemental Indenture, dated as of June 30, 2009, the Second Supplemental Indenture, dated as of November 5, 2013 and the Third Supplemental Indenture, dated as of April 21, 2014 (as so supplemented, the “Subordinated Notes Indenture”) on the part of the Predecessor to be performed or observed.
The foregoing descriptions of the Second Supplemental Indenture and the Fourth Supplemental Indenture set forth in this Item 2.03 are qualified in their entirety by reference to the full text of the Second Supplemental Indenture and the Fourth Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein.

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
In connection with the Restructuring, effective October 1, 2018, the Bank Common Stock will be deemed a continued listing of the Predecessor Common Stock on the NASDAQ Global Select Market (“NASDAQ”). The

Predecessor Common Stock traded on NASDAQ under the symbol “ZION” and, effective October 1, 2018, the Bank Common Stock will continue to trade on NASDAQ under the symbol “ZION”.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES
The information set forth in Item 2.01 is incorporated by reference herein.
Pursuant to Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), securities issued by the Bank, including the Bank Common Stock that was issued in connection with the Restructuring, are exempt from registration under the Securities Act.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
The information set forth in Items 2.01 and 3.01 is incorporated by reference herein.

ITEM 5.01.	CHANGES IN CONTROL OF REGISTRANT
The information set forth in Item 2.01 is incorporated by reference herein.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Prior to the Restructuring, the Bank and the Predecessor had the same directors (except that Mr. Scott McLean remains a director of the Bank but was not a director of the Predecessor). The directors of the Bank (including Mr. McLean) will continue as directors of the Bank, and will continue to be entitled to the same compensation and equity-based and other incentive awards as they held immediately prior to the Restructuring as directors of the Predecessor and/or the Bank. Following consummation of the Restructuring, the executive officers of the Predecessor will continue to hold the same offices with the Bank as they held with the Predecessor prior to the Restructuring, and will continue to be entitled to the same compensation and equity-based and other incentive awards as they held immediately prior to the Restructuring.
The information set forth in Item 2.01 above relating to the Plans is incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS
On October 1, 2018, the Bank issued a press release announcing the completion of the Restructuring. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of July 10, 2018, by and between Zions Bancorporation and ZB, National Association.
3.1	Second Amended and Restated Articles of Association of Zions Bancorporation, National Association.
3.2	Amended and Restated Bylaws of Zions Bancorporation, National Association.
4.1	Second Supplemental Indenture, dated as of September 30, 2018, by and among The Bank of New York Mellon Trust Company, N.A., as Trustee, ZB, National Association and Zions Bancorporation.
4.2	Fourth Supplemental Indenture, dated as of September 30, 2018, by and among The Bank of New York Mellon Trust Company, N.A., as Trustee, ZB, National Association and Zions Bancorporation.
99.1	Press Release, dated October 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation, National Association (as successor to Zions Bancorporation)

Date: October 2, 2018	By:	/s/ Thomas E Laursen
Thomas E. Laursen Executive Vice President and General Counsel